THIRD QUARTER 2024 EARNINGS PRESENTATION October 29, 2024 1 JanusIntl.com

2 FORWARD-LOOKING STATEMENTS Certain statements in this presentation, including the estimated guidance provided under “2024 Financial Outlook” herein, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to statements regarding Janus’s belief regarding the demand outlook for Janus’s products, the strength of the industrials markets, the structural cost reduction plan and any anticipated benefits of the structural cost reduction plan, and Janus’s expectations regarding its revenue, operating expenses, other operating results, and other key metrics, including Janus’s ability to meet previously announced earnings guidance with respect to Janus and/or its individual segments. When used in this presentation, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “positioned,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Janus’s management, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. In addition to factors previously disclosed in Janus’s reports filed with the SEC and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks of the self-storage industry; (ii) the highly competitive nature of the self-storage industry and Janus’s ability to compete therein; (iii) litigation, complaints, and/or adverse publicity; (iv) cyber incidents or directed attacks that could result in information theft, data corruption, operational disruption, and/or financial loss; (v) risks related to our share repurchase program, including risks if it is or is not fully consummated and the risk that it will not enhance shareholder value; (vi) the risk that the demand outlook for Janus’s products may not be as strong as anticipated; (vii) general economic conditions, including the capital and credit markets, and adverse macroeconomic conditions, including unemployment, inflation, rising interest rates, changes in consumer practices due to slower economic growth, and regional or global liquidity constraints; and (viii) any anticipated synergies and/or benefits from acquisitions. There can be no assurance that the events, results, trends, or guidance regarding the financial outlook identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Janus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus or other matters and attributable to Janus or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in Janus’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as updated from time to time in amendments and its subsequent filings with the SEC. NON-GAAP FINANCIAL MEASURES In this presentation, Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures used by Janus to evaluate its operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, Janus believes Adjusted EBITDA and Adjusted Net Income provide useful information to investors and others in understanding and evaluating Janus’s operating results in the same manner as its management and board of directors and in comparison with Janus’s peer group companies. In addition, Adjusted EBITDA and Adjusted Net Income provide useful measures for period- to-period comparisons of Janus’s business, as they remove the effect of certain non-recurring events and other non-recurring charges, such as acquisitions, and certain variable or non-recurring charges. Adjusted EBITDA is defined as net income excluding interest expense, income taxes, depreciation expense, amortization, and other non-operational, non-recurring items. Adjusted Net Income is defined as net income plus the corresponding tax- adjusted add-backs shown in the Adjusted EBITDA reconciliation. Please note that the Company has not provided the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, for the Adjusted EBITDA forward-looking guidance for 2024 included in this presentation in reliance on the "unreasonable efforts" exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. Providing the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, cannot be done without unreasonable effort due to the inherent uncertainty and difficulty in predicting certain non-cash, material and/or non-recurring expenses or benefits, legal settlements or other matters, and certain tax positions. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond the Company's control, the Company is also unable to predict their probable significance. The variability of these items could have an unpredictable, and potentially significant, impact on our future GAAP financial results. Adjusted EBITDA and Adjusted Net Income should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA and Adjusted Net Income rather than net income (loss), which is the nearest GAAP equivalent of Adjusted EBITDA and Adjusted Net Income. These limitations include that the non-GAAP financial measures: exclude depreciation and amortization, and although these are non-cash expenses, the assets being depreciated may be replaced in the future; do not reflect interest expense, or the cash requirements necessary to service interest on debt, which reduces cash available; do not reflect the provision for or benefit from income tax that may result in payments that reduce cash available; exclude non-recurring items (i.e., the extinguishment of debt); and may not be comparable to similar non-GAAP financial measures used by other companies, because the expenses and other items that Janus excludes in the calculation of these non-GAAP financial measures may differ from the expenses and other items, if any, that other companies may exclude from these non-GAAP financial measures when they report their operating results. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

3 AGENDA 3 Ramey Jackson Chief Executive Officer Business Overview & Market Update Anselm Wong Chief Financial Officer 3Q24 Financial Overview & Guidance Update

4 • 17.9% total revenue decline vs. 3Q 2023 • Total Self-Storage down 22.4% - New Construction down 12.6%, R3 down 34.4% • Commercial & Other down 7.8% • Net Income of $11.8 million, a 68.1% decrease vs. 3Q 2023 • Adjusted EBITDA1 decline of 43.4% vs. 3Q 2023 to $43.1 million • Delivered Adjusted EBITDA as a percentage of revenues of 18.7%, a decrease of ~850 basis points vs. 3Q 2023 • Cash flow from operations of $43.0 million. Free cash flow1 generation of $39.3 million; TTM 3Q 2024 free cash flow conversion of Adj. Net Income1 of 134% • Nokē Smart Entry System total installed units sequential growth of 7.1% to 346,000 • Repurchased 4.3 million shares for $45.5 million (including commissions and excise taxes) • Announced Structural Cost Reduction Plan Third Quarter 2024 Revenue Mix Third Quarter 2024 Highlights 1. Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and free cash flow are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. 40.1% 24.7% 35.2% New Construction Restore, Rebuild & Replace (R3) Commercial & Other Self-Storage Mix: 64.8%

5 1. Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and free cash flow are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. Adj. EBITDA1 $43.1M 43.4% decrease 18.7% margin Revenue $230.1M 17.9% decrease Adj. Diluted EPS1 $0.11 Adj. Net Income1 of $15.7M Operating Cash Flow $43.0M FCF1 of $39.3M Third Quarter 2024 Results Overview Strong Cash Flow Generation Amid A Challenging Macroeconomic Environment

6 Third Quarter 2024 Revenue and Adjusted EBITDA1 Drivers $280.1 -5 -58.7 13.7 $230.1 3Q23 Price Volume Acquisition 3Q24 $— $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $76.2 -5 -22.8 -5.3 $43.1 3Q23 Price Volume/Mix Other 3Q24 $— $20.0 $40.0 $60.0 $80.0 $100.0 1. Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and free cash flow are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. Revenue Adjusted EBITDA1

7 Structural Cost Reduction Plan Action Plan Streamline labor force Rationalize real estate holdings Reduce selling, general and administrative costs Goals Improve margins Simplify organizational structure Enhance flexibility and efficiencies Estimated One- Time Pre-Tax Charges $2 Million - $4 Million Estimated Annual Pre-Tax Cost Savings $8 Million - $12 Million

8 Adj. EBITDA1 $173.9M $37.5 decrease 23.7% margin Revenue $733.0M $69.6M decrease Adj. Diluted EPS1 $0.53 Adj. Net Income1 of $76.8M Operating Cash Flow $102.6M FCF1 of $88.6M Year-to-Date 2024 Results Overview 1. Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and free cash flow are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. Laying the Groundwork for Simplified Operations and Sustainable Profit Generation

9 Building on Record of High Return Capital Allocation Strong cash flow profile, financial flexibility, disciplined capital deployment Free Cash Flow Conversion of Adj. Net Income1 134% TTM on 3Q 2024 Solid Balance Sheet 2.0x-3.0x Net Leverage Ratio Target1 Net Debt/TTM Adj. EBITDA of 2.0x as of 3Q 2024 Liquidity2 of $226.7M as of 3Q 2024 Invest in Growth Acquisitions Focus on core business and strategic adjacencies Aim to maintain discipline across all capital allocation opportunities Financial Flexibility Share Repurchases And other actions intended to optimize capital structure and returns YTD Repurchased 6.0M shares for $70.9M (including commissions and excise taxes) 1. Free Cash Flow Conversion of Adjusted Net Income and Net Leverage Ratio are not financial measure determined in accordance with GAAP. For a definition of these metrics and reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. 2. Liquidity is defined as cash and cash equivalents + available balance on line of credit

10 2024 Updated Guidance FULL YEAR 2024 Guidance Revenue $910M to $925M 10% decrease at the midpoint as compared to prior guidance expectations Adjusted EBITDA1 $195M to $205M 24.5% decrease at the midpoint as compared prior guidance expectations The Company is revising its full year 2024 guidance. Prior 2024 guidance should no longer be relied upon. Assumptions driving revisions to guidance for 2024 include: • Extension of self-storage project delays from elevated interest rate levels decreasing at a slower pace than anticipated, as developers and customers await optimal borrowing conditions. • Return to growth in Commercial and Other is expected to be pushed into 2025. • Election uncertainty has impacted demand across all sectors. 1. Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. Resetting Expectations Based on Results and Current Industry Dynamics

11 • Financial ◦ Continued strong cash generation with TTM 3Q 2024 free cash flow conversion of Adjusted Net Income1 of 134% ◦ Announced Structural Cost reduction Plan • Operations and Innovations ◦ Rolled out all-new internal hardwired smart lock, Nokē Ion™ ◦ Announced NS Series of enhanced security doors ◦ Nokē Smart Entry System year-to-date total installed units growth of 25.4% to 346,000 ◦ Opened Mt. Airy Distribution Center • Capital Allocation ◦ Net leverage ratio1 of 2.0x, at low end of the stated range of 2.0 - 3.0x ◦ Acquired assets of TMC, a premier provider of terminal maintenance services for the trucking industry in the Southeast ◦ Moody’s upgraded credit rating to Ba3 from B1, revised outlook to positive ◦ Voluntarily paid down $21.9 million on first lien term loan ◦ Successfully repriced term loan which reduced interest rate by 50 bps from SOFR+300+CSA to SOFR+250 ◦ Repurchased 6.0 million shares for $70.9 million year-to-date (including commissions excise taxes). At quarter end, the Company had $29.9 million remaining on its share repurchase authorization YTD 2024 Highlights 1. Adjusted EBITDA, Free Cash Flow Conversion of Adjusted Net Income and Net Leverage Ratio are not financial measure determined in accordance with GAAP. For a definition of these metrics and reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation.

1212 Industry Leader in Well- Structured Market Sustainable Demand Drivers Self-Storage facility demand driven by recurring life events • Dislocation, disaster, divorce, death decluttering, distribution • Elevated occupancy rates drive new capacity additions • Average age of facilities >20 years drives R3 activity Commercial & Other • Rising growth of eCommerce at the expense of in-person retail Self-Storage (New Construction and R3): • Provider of end-to-end solutions, from early design throughout facility life • On-time delivery, efficient installation, best-in- class service and high quality products differentiate Janus from competitors • Nokē Smart Entry Systems enhance physical security, and automate operational processes Commercial & Other: • Opportunity to increase share in growing market for commercial doors • eCommerce driving conversion of existing brick and mortar to warehousing and distribution Long-Term Fundamentals and Investment Overview Multi-Faceted Strategy Driving Long-Term Growth Further Penetration of Self-Storage • Leverage differentiated R3 capabilities to target highly fragmented self-storage market Adoption of Access Control Technology • Introduction of Nokē Ion to drive further penetration into self-storage Increase Share in Commercial Market • Leverage scale and footprint to take share in fragmented market Pursue Strategic, Accretive Acquisitions • Continue to execute on strategic M&A to expand product and solutions offering Source: Janus Management and Industry Reports

Appendix

14 Adjusted EBITDA Reconciliation* Three Months Ended Variance September 28, 2024 September 30, 2023 $ % Net Income $ 11.8 $ 37.0 $ (25.2) (68.1) % Interest, net 11.6 14.5 (2.9) (20.0) % Income taxes 3.3 12.4 (9.1) (73.4) % Depreciation 3.0 2.2 0.8 36.4 % Amortization 8.2 7.4 0.8 10.8 % EBITDA* $ 37.9 $ 73.5 $ (35.6) (48.4) % Restructuring charges1 0.4 0.2 0.2 100.0 % Acquisition expense2 2.0 (1.4) 3.4 (242.9) % Impairment Charge3 2.8 — 2.8 100.0 % Loss on extinguishment and modification of debt4 — 3.9 (3.9) (100.0) % Adjusted EBITDA* $ 43.1 $ 76.2 $ (33.1) (43.4) % (1) Restructuring charges consist of the following: 1) facility relocations, and 2) severance and hiring costs associated with our strategic transformation, including executive leadership team changes, and 3) strategic business assessment and transformation projects. (2) Expenses or income related to various professional fees, net working capital finalization, and legal settlements from acquisition related activities. (3) Impairment consists of the write down of the DBCI Tradename intangible asset. (4) Adjustment for loss on extinguishment and modification of debt related to the write off of unamortized fees and third-party fees as a result of the debt modification completed in April 2024. *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. Nine Months Ended Variance September 28, 2024 September 30, 2023 $ % Net Income $ 70.1 $ 100.0 $ (29.9) (29.9) % Interest, net 38.9 45.3 (6.4) (14.1) % Income taxes 23.3 33.7 (10.4) (30.9) % Depreciation 8.9 6.6 2.3 34.8 % Amortization 23.7 22.3 1.4 6.3 % EBITDA* $ 164.9 $ 207.9 $ (43.0) (20.7) % Restructuring charges1 1.1 1.0 0.1 10.0 % Acquisition expense2 3.4 (1.4) 4.8 (342.9) % Impairment Charge3 2.8 — 2.8 100.0 % Loss on extinguishment and modification of debt4 1.7 3.9 (2.2) (56.4) % Adjusted EBITDA* $ 173.9 $ 211.4 $ (37.5) (17.7) % (In millions, except percentages)

15 Adjusted Net Income Reconciliation* (dollar amounts in tables in millions) Three Months Ended Nine Months Ended September 28, 2024 September 30, 2023 September 28, 2024 September 30, 2023 Net Income $ 11.8 $ 37.0 $ 70.1 $ 100.0 Net Income Adjustments1 5.2 2.7 9.0 3.5 Tax Effect on Net Income Adjustments2 (1.3) (0.7) (2.3) (0.9) Non-GAAP Adjusted Net Income* $ 15.7 $ 39.0 $ 76.8 $ 102.6 (1) Net Income Adjustments for the three months ended September 28, 2024 include $0.4 restructuring charges, $2.8 impairment charge, and $2.0 acquisition expenses. Net Income adjustments for the nine months ended September 28, 2024 include $1.1 restructuring charges, $2.8 impairment charge, $3.4 acquisition expenses and $1.7 loss on extinguishment and modification of debt. Refer to the Adjusted EBITDA table above for further details. (2) The effective tax rates of 25.1% was used for the three and nine months ended September 28, 2024. The effective tax rates of 25.2% was used for the three and nine months ended September 30, 2023. . *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

16 Non-GAAP Adjusted EPS* Three Months Ended September 28, 2024 September 30, 2023 Numerator: GAAP Net Income $ 11.8 $ 37.0 Non-GAAP Adjusted Net Income $ 15.7 $ 39.0 Denominator: Weighted average number of shares: Basic 143,666,406 146,827,175 Adjustment for Dilutive Securities 614,846 166,690 Diluted 144,281,252 146,993,865 GAAP Basic EPS $ 0.08 $ 0.25 GAAP Diluted EPS $ 0.08 $ 0.25 Non-GAAP Adjusted Basic EPS $ 0.11 $ 0.27 Non-GAAP Adjusted Diluted EPS $ 0.11 $ 0.27 *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. Nine Months Ended June 29, 2024 July 1, 2023 Numerator: GAAP Net Income $ 70.1 $ 100.0 Non-GAAP Adjusted Net Income $ 76.8 $ 102.6 Denominator: Weighted average number of shares: Basic 145,376,074 146,765,567 Adjustment for Dilutive Securities 544,789 73,741 Diluted 145,920,863 146,839,308 GAAP Basic EPS $ 0.48 $ 0.68 GAAP Diluted EPS $ 0.48 $ 0.68 Non-GAAP Adjusted Basic EPS $ 0.53 $ 0.70 Non-GAAP Adjusted Diluted EPS $ 0.53 $ 0.70 (In millions, except per share data)

17 Free Cash Flow Conversion* Trailing Twelve-Months Ended September 28, 2024 September 30, 2023 Cash Flow from Operating Activities $ 171.0 $ 172.4 Less: Purchases of property plant and equipment (19.8) (14.4) Free Cash Flow $ 151.2 $ 158.0 Non-GAAP Adjusted Net Income1 $ 112.8 $ 135.1 Free Cash Flow Conversion of Non-GAAP Adjusted Net Income 134% 117 % Three Months Ended Nine Months Ended September 28, 2024 September 30, 2023 September 28, 2024 September 30, 2023 Cash Flow from Operating Activities $ 43.0 $ 49.8 $ 102.6 $ 146.5 Less: Purchases of property plant and equipment $ (3.7) $ (3.9) (14.0) $ (13.5) Free Cash Flow $ 39.3 $ 45.9 $ 88.6 $ 133.0 Non-GAAP Adjusted Net Income $ 15.7 $ 39.0 $ 76.8 $ 102.6 Free Cash Flow Conversion of Non-GAAP Adjusted Net Income 250% 118% 115% 130% *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. (1) Trailing Twelve-month Adjusted Net Income for the period ended September 28, 2024 consists of the sum of Adjusted Net Income as reported in the Company’s Quarterly or Annual Reports, as applicable, of $35.9, $31.1, $30.1 and $15.7 for the periods ended December 30, 2023, March 30, 2024, June 29, 2024 and September 28, 2024, respectively. Trailing Twelve-month Adjusted Net Income for the period ended September 30, 2023 consists of the sum of Adjusted Net Income as reported in the Company’s Quarterly or Annual Reports, as applicable, of $32.7, $26.4, $37.0 and $39.0 for the periods ended December 31, 2022, April 1, 2023, July 1, 2023 and September 30, 2023, respectively. (In millions, except percentages)

18 Net Leverage Ratio* *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. September 28, 2024 December 30, 2023 Note payable - First Lien $ 600.0 $ 623.4 Less: Cash 102.1 171.7 Net Debt* $ 497.9 $ 451.7 Net Income (Trailing Twelve-Month periods ended)1 $ 105.9 $ 135.7 Adjusted EBITDA (Trailing Twelve-Month periods ended)2 $ 248.2 $ 285.6 Long-Term Debt to Net Income 5.7 4.6 Non-GAAP Net Leverage Ratio* 2.0 1.6 (In millions) (1) Trailing Twelve-months Net Income for the period ended September 28, 2024 consists of the sum of Net Income as reported in the Company’s Quarterly and Annual Reports, as applicable of $35.8, $30.7, $27.6 and $11.8 for the periods ended December 30, 2023, March 30, 2024, June 29, 2024 and September 28, 2024, respectively. Trailing Twelve-months Net Income for the period ended December 30, 2023 is Net Income as reported in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023. (2) Trailing Twelve-months Adjusted EBITDA for the period ended September 28, 2024 consists of the sum of Adjusted EBITDA as reported in the Company’s Quarterly or Annual Reports, as applicable of $74.3, $66.3, $64.5 and $43.1 for the three month periods ended December 30, 2023, March 30, 2024, June 29, 2024 and September 28, 2024, respectively. Trailing Twelve-month Adjusted EBITDA for the period ended December 30, 2023 is Adjusted EBITDA as reported in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023.